Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Dynamic Opportunity Fund (The “Fund”)
Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

A series of LoCorr Investment Trust

Supplement dated October 8, 2026 to the Prospectus
and Statement of Additional Information dated May 1, 2026

The Board of Trustees (the “Board”) of LoCorr Investment Trust (the “Trust”) has determined that it would be in the best interests of the LoCorr Dynamic Opportunity Fund (the “Fund”) and its shareholders to liquidate the Fund effective as of the close of business on November 10, 2026 (the “Liquidation Date”).

In anticipation of the liquidation of the Fund, the Fund will be closed to new purchases effective as of the close of business on October 8, 2026. However, any distributions declared and payable to shareholders of the Fund through the close of trading on the New York Stock Exchange (4:00 p.m., Eastern time) on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder has specifically requested that such distributions be paid in cash. You may continue to redeem your shares of the Fund until the close of business on the Liquidation Date, as described in “How to Redeem Shares” in the Prospectus. The contingent deferred sales charge, or “CDSC,” applicable to Class A and Class C shares of the Fund will be waived for redemptions made after October 8, 2026. You may also exchange your shares in the Fund for the corresponding class of shares in another fund in the Trust, if available. In preparation for liquidation, the Fund may no longer be investing according to its investment objective, and the Fund’s assets may be entirely invested in money market instruments or held in cash.

If the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.

FOR SHAREHOLDERS WHO HOLD AN IRA DIRECTLY WITH THE FUND: If your IRA is held directly with the Fund and maintained through the Fund’s transfer agent, the liquidation of the Fund will result in the closure of your IRA. You may contact the Fund’s transfer agent by telephone at 1-855-523-8637 for instructions on performing a trustee-to-trustee transfer, if you intend to transfer your IRA holdings to another IRA provider via a trustee-to-trustee transfer prior to October 30, 2026. If the Fund’s transfer agent does not receive an acceptance of transfer from another IRA provider prior to October 30, 2026, your investment in the Fund will be liquidated as a distribution from your IRA, with 10% federal withholding on October 30, 2026 (state withholding may also apply). If you do not perform a trustee-to-trustee transfer prior to distribution, you may still qualify to perform an “indirect rollover” within 60 days from the date you receive your proceeds. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this redemption and distribution that are relevant to your specific situation.

Shareholder inquiries should be directed to the Fund at 1-855-523-8637.

Please retain this Supplement for future reference.